UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

2 World Financial Center, Building B, New York, N.Y. 10281

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, New York, N.Y. 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2009

Date of reporting period:	August 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 25, 2008

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2008.

The Net Asset Value per share (“NAV”) of the Fund decreased by 11.7% during the six months. The Fund’s closing market price on the New York Stock Exchange was $8.28, representing a discount of 0.84% to the NAV of $8.35. The net assets of the Fund were $177,462,724 on August 31, 2008.

The Fund’s benchmark—the Russell/ Nomura Small Cap™ Index (“R/N Small Cap Index”)—decreased by 7.7% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2008, the Fund underperformed the R/N Small Cap Index by 4.0%.  The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 9.2% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 7.9% in U.S. dollar terms for the six months ended August 31, 2008. The Japanese yen (“Yen”) depreciated by 4.3% against the U.S. dollar during the period.

The Portfolio

Equity holdings represented 99.8% of the Fund’s net assets at August 31, 2008. The Fund held 118 portfolio companies, of which 96 were TSE First Section stocks, six were TSE Second Section stocks, nine were JASDAQ stocks and seven were other smaller capitalization stocks, comprising 78.6%, 2.8%, 9.3% and 9.1%, respectively, of net assets on August 31, 2008.

Performance

Stock attribution analysis shows that some holdings in the Machinery sector, such as Eagle Industry Co., Ltd., O-M Ltd., Disco Corporation, and Yuken Kogyo Co., Ltd. detracted from the relative return. Stock holdings from other sectors, such as Suruga Corporation, Futaba Industrial Co., Ltd., and Tokai Rubber Industries Co., Ltd. also had a negative impact on the relative performance. Meanwhile, some holdings in the Pharmaceutical sector, such as Hisamitsu Pharmaceutical Co., Ltd. and Rohto Pharmaceutical Co., Ltd. contributed to the relative performance. Stock holdings from other sectors, such as Seven Bank, Ltd., Toyo Suisan Kaisha, Ltd., and Air Water Inc. also added value during the review period.

Market Review

The R/N Small Cap Index declined by 3.8% in local currency terms for the six months ended August 31, 2008. The R/N Small Cap Index outperformed the broad Japanese stock market TOPIX, which declined by 5.3%.

The Japanese small capitalization market moved almost in parallel with the broad Japanese market over the period from March to August 2008. With no end in sight to the U.S. credit market problems and fears of a protracted American economic slowdown, global stock markets including Japan succumbed to downward pressure in March.

Through April to May, Japanese stocks enjoyed a strong and broadly based rebound, keeping pace with the global stock market turnaround. Successful capital injections by leading U.S. and European financial institutions helped to ease the anxiety over global credit market conditions, while reports of generally favorable earnings results by U.S. companies effectively fueled the market rally. The Yen’s weakening and continuing net purchases of Japanese stocks by foreign investors also lifted the performance of the Tokyo stock market.

But Japanese stocks failed to extend their advance through to the end of June amid concerns about economic stagflation in the global economy. In addition, Japanese stock prices plummeted through the first half of July following the Bank of Japan’s Tankan survey, which revealed a continued deterioration in business sentiment. Concerns about the financial health of the two U.S. government-sponsored enterprises, Fannie Mae and Freddie Mac, also undermined investor sentiment.

Late in July, some of the large American banks reported earnings results that were ahead of expectations, while the U.S. Congress passed a housing bill to rescue the two ailing mortgage finance companies. A sudden correction in crude oil prices of almost 20% was also expected to support corporate earnings. Japanese stock prices responded positively to this news along with the other major stock markets and staged a partial recovery.

The Japanese stock market weakened again in August. Although the market had already anticipated the corporate earnings weakness to some extent, the first quarter earnings announcements still appeared to disappoint. Increasing costs amid weakening demand are putting pressure on corporate profits. Anticipation of a slowdown in the global economy, especially in Europe lately, is beginning to cast a longer shadow over global demand prospects.

Outlook and Strategy

Earnings projections released with the September Tankan survey point to a forecast decline of 8% in FY2008 recurring profits for the Japanese stock market. However, the continuing economic slowdown and a possible slump in export demand are likely to trigger further downgrades later this year as revenue growth comes to a halt. Consequently, the eventual year-on-year decline in earnings for the broad Japanese market for FY2008 could be in the 10% to 15% range. The recent downturn in the Japanese stock market now seems to be reflecting a rather severe global recession ahead.

Although the exporters are likely to be worst hit in this global economic downturn, the Fund believes all market sectors could face weaker business conditions and earnings downgrades over the coming months. Further retrenchment in industries such as vehicle makers, machine tools, and construction machinery manufacturers are expected. Electronics companies have been maintaining production levels as they battle for market share, but they face intense competition and a leveling off in demand in many consumer product categories. Overall, the latest Tankan business confidence diffusion index reading of -3 for large manufacturing companies points to further consolidation. With business confidence draining away, the outlook for capital spending is also negative.

Among the biggest domestic casualties so far have been the property and real estate companies, which have suffered bankruptcies on a scale not seen since the depths of the 2002 recession. With banks continuing to restrict lending, this industry shakeout could continue for a while longer. Earnings prospects for the banks themselves are also subdued given the more cautious attitude to lending and the prospect of a flatter yield curve as the economy weakens further. The return of non-performing loan problems could also limit the banking industry's earnings growth prospects. Nevertheless, Japanese banks are entering this economic downturn with relatively sound balance sheets, so Japan is unlikely to experience the kind of severe credit crunch that is now spreading through the U.S. and Europe.

Positive short term indicators are hard to find, but the Fund is seeing an improvement in the terms of trade following the steep correction in commodity prices. This is benefiting gross margins in the short term, but could also be seen as a leading indicator of weaker final demand over the next 6-12 months. Low market valuations are unlikely to provide much support in the near-term, given the fractious market conditions worldwide, but corporate efforts to reduce fixed costs have helped to reduce earnings break-even rates across many sectors. Consequently, the market could enjoy an initial rebound when the likely policy response of financial industry bailouts, coordinated monetary easing, and fiscal stimulus measures begins to take effect on the global economy.

Until there is a return of confidence, investors will continue to ignore earnings based valuations given the lack of clarity over the medium term corporate earnings prospects. Consequently, stocks with low P/E ratios could continue to languish. With more than 60% the small capitalization stocks trading at a price to book ratio of less than 1, the Fund has recently focused on stocks with lower price to book ratio - especially stocks with sound balance sheets and limited funding requirements. The Fund's sector strategy over recent months has been to steadily adopt a more defensive portfolio structure given the extreme market volatility and dislocation from fundamental value that it has seen as the credit crisis intensifies worldwide. With no signs of a near-term improvement in the investment environment, the Fund will maintain its existing strategy of reducing the exposure to cyclical stocks.

We appreciate your continuing support of your Fund.

Sincerely,

Shigeru Shinohara
President

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities in the Fund’s portfolio during the most recent 12-month period ended June 30 are available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The In-ternet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2008

(Unaudited)

KEY STATISTICS
Net Assets	$177,462,724
Net Asset Value per Share	$8.35
Closing NYSE Market Price	$8.28
Percentage Change in Net Asset Value per Share*†	(11.7%)
Percentage Change in NYSE Market Price*†	(7.7%)
MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	(3.8%)	(7.7%)
TOPIX	(5.3%)	(9.2%)
Nikkei Average	(3.9%)	(7.9%)
*From March 1, 2008 through August 31, 2008.
†Reflects the percentage change in share price.
ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks		78.6%
JASDAQ Stocks		9.3%
TSE Second Section Stocks		2.8%
Other Smaller Capitalization Stocks		9.1%
Cash and Cash Equivalents		0.3%
Total Investments		100.1%
Liabilities in excess of other Assets, Net		(0.1%)
Net Assets		100.0%

INDUSTRY DIVERSIFICATION	% of Net Assets		% of Net Assets
Chemicals and Pharmaceuticals	14.8	Telecommunications	4.0
Services	13.7	Wholesale	3.7
Banks and Finance	9.9	Real Estate and Warehouse	3.2
Retail	8.3	Information and Software	2.5
Miscellaneous Manufacturing	7.8	Transportation	2.2
Electronics	7.2	Textiles and Apparel	1.2
Iron and Steel	5.8	Restaurants	1.1
Machinery and Machine Tools	4.6	Electric	0.9
Automotive Equipment and Parts	4.1	Oil and Gas	0.7
Food Manufacturing	4.1

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

	Market	% of
Security	Value	Net Assets
Jupiter Telecommunications Co, Ltd.	$5,761,457	3.3
Rohto Pharmaceutical Co, Ltd.	4,759,106	2.7
Kuraray Co, Ltd.	4,747,468	2.7
Moshi Moshi Hotline, Inc.	4,216,224	2.4
Toyo Suisan Kaisha, Ltd.	3,685,312	2.1
OBIC Co, Ltd.	3,480,381	2.0
Seven Bank, Ltd.	3,393,591	1.9
Air Water Inc.	3,248,355	1.8
Yamato Kogyo Co, Ltd.	3,217,002	1.8
Daibiru Corporation	3,038,488	1.7

JAPAN SMALLER CAPITALIZATION FUND, INC

SCHEDULE OF INVESTMENTS

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
EQUITY SECURITIES

Automotive Equipment and Parts
Eagle Industry Co., Ltd.	328,000	$3,433,167	$1,605,373	0.9
Valves and mechanical seals
EXEDY Corporation	47,100	1,305,637	1,076,807	0.6
Drivetrain products
Futaba Industrial Co., Ltd.	154,600	3,854,410	2,508,988	1.4
Exhaust system parts
Musashi Seimitsu Industry Co., Ltd.	40,800	1,101,843	912,130	0.6
Ball joints, camshafts, and gears
Nittan Valve Co., Ltd.	262,600	2,432,447	1,130,657	0.6
Engine valves
Total Automotive Equipment and Parts		12,127,504	7,233,955	4.1

Banks and Finance
The Aichi Bank, Ltd.	22,400	2,188,303	1,557,974	0.9
General banking services
Aizawa Securities Co., Ltd.	142,900	1,479,974	495,637	0.3
Financial services
The Bank of Iwate, Ltd.	20,400	1,187,173	1,163,623	0.6
General banking services
The Hachijuni Bank, Ltd.	298,000	2,154,860	1,746,410	1.0
General banking services
Iwai Securities Co., Ltd.	140,300	3,499,868	1,556,666	0.8
Financial services
The Keiyo Bank, Ltd.	84,000	448,400	396,449	0.2
General banking services
The Mie Bank, Ltd.	399,000	1,985,668	1,743,640	1.0
General banking services
The Musashino Bank, Ltd.	63,000	2,504,563	1,854,731	1.1
Regional bank
The San-in Godo Bank, Ltd.	196,000	1,799,330	1,529,123	0.9
General banking services
Seven Bank, Ltd.†	1,324	2,546,606	3,393,591	1.9
General banking services
The Tokyo Tomin Bank, Limited	131,800	2,836,693	2,152,307	1.2
General banking services
Total Banks and Finance		22,631,438	17,590,151	9.9

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

    SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Chemicals and Pharmaceuticals
Adeka Corporation	327,900	$3,187,915	$2,398,275	1.4
Resin products
Air Water Inc	260,000	2,529,080	3,248,355	1.8
Industrial gases
Denki Kagaku Kogyo Kabushiki Kaisha	287,000	1,002,299	818,529	0.5
Chemical manufacturer
FP Corporation	22,200	636,067	606,596	0.3
Synthetic resin food containers
Hitachi Chemical Company, Ltd.	77,500	1,514,617	1,426,009	0.8
Semiconductor materials
Koatsu Gas Kogyo Co., Ltd.	167,000	991,661	944,892	0.6
High-pressured gases and chemicals
Kobayashi Pharmaceuticals Co., Ltd.	58,300	1,819,020	1,989,908	1.1
Pharmaceuticals and medical equipment
Kuraray Co., Ltd.	449,500	5,334,720	4,747,468	2.7
Synthetic and chemical fibers
Lintec Corporation	121,100	1,882,562	2,174,775	1.2
Adhesive products
Mitsubishi Gas Chemical Company, Inc	133,000	1,029,714	759,860	0.4
Xylene and methanol producer
The Nippon Synthetic Chemical Industry Co., Ltd.	66,000	308,077	259,883	0.2
Fine chemicals
Nippon Shokubai Co., Ltd.	65,000	519,038	420,397	0.2
Synthetic resins
Rohto Pharmaceuticals Co., Ltd.	397,000	4,672,879	4,759,106	2.7
Pharmaceuticals manufacturer
Towa Pharmaceutical Co., Ltd.	43,500	1,663,329	1,668,844	0.9
Generic medicine
Total Chemicals and Pharmaceuticals		27,090,978	26,222,897	14.8

Electric
Mirai Industry Co., Ltd.	192,300	1,389,054	1,769,171	0.9
Plastic molded electric materials
SMK Corporation	16,000	116,694	69,920	0.0
Switches and connectors
Total Electric		1,505,748	1,839,091	0.9

Electronics
Daishinku Corp	425,000	2,574,886	1,802,521	1.0
Monolithic crystal filters

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

    SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Enplas Corporation	131,900	$2,021,930	$1,283,870	0.7
Electronic plastic products
Foster Electric Company, Limited	43,400	852,626	872,432	0.5
Speaker systems
Hamamatsu Photonics KK	106,300	3,118,371	2,655,177	1.5
Semiconductors
Kanaden Corporation	29,000	186,384	146,474	0.1
Components and devices
Kuroda Electric Co., Ltd.	48,000	691,629	560,835	0.3
Semiconductor devices
Melco Holdings Inc.	100	2,039	2,300	0.0
Computer peripheral equipment
Minebea Co., Ltd.	344,000	2,048,827	1,531,772	0.9
Ball bearings
Sanshin Electronics Co., Ltd.	169,300	2,162,564	1,524,860	0.9
Semiconductors
Taiyo Yuden Co., Ltd.	84,000	1,007,559	938,958	0.5
Electronic components
Tomen Devices Corporation	59,500	1,240,737	776,218	0.4
Semiconductors
Yaskawa Electric Corporation	87,000	982,124	615,511	0.4
Servomotors and industrial robots
Total Electronics		16,889,676	12,710,928	7.2

Food Manufacturing
Doutor Nichires Holdings Co., Ltd.	42,800	718,406	709,560	0.4
Coffee and restaurant chain
DyDo Drinco, Inc.	25,500	982,087	736,648	0.4
Coffee, green tea and other beverages
Mitsui Sugar Co., Ltd.	96,000	366,903	370,946	0.3
Sugar and related products
Ozeki Co., Ltd.	35,000	971,932	951,516	0.5
Supermarket chain
Saizeriya Co., Ltd.	72,800	689,844	730,043	0.4
Italian restaurant chain
Toyo Suisan Kaisha, Ltd.	147,000	2,470,411	3,685,312	2.1
Fisheries
Total Food Manufacturing		6,199,583	7,184,025	4.1

Information and Software
Fujitsu Business Systems, Ltd.	118,600	1,788,152	1,566,858	0.8
Business systems network

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Itochu Techno-Solutions Corporation	82,400	$2,848,450	$2,289,415	1.3
Computer network systems
Works Applications Co., Ltd.	673	741,827	767,144	0.4
Payroll software
Total Information and Software		5,378,429	4,623,417	2.5

Iron and Steel
Hanwa Co., Ltd.	653,000	2,938,953	2,955,757	1.7
Steel imports/exports
Neturen Co., Ltd.	255,500	2,453,892	1,903,997	1.1
Induction hardening equipment
Osaka Steel Co., Ltd.	166,800	2,813,563	2,146,862	1.2
Electric furnace steelmaker
Yamato Kogyo Co., Ltd.	87,200	3,889,129	3,217,002	1.8
Railroad related products
Total Iron and Steel		12,095,537	10,223,618	5.8

Machinery and Machine Tools
Disco Corporation	63,000	4,036,069	2,370,578	1.3
Cutting and grinding industrial machinery
Kato Works Co., Ltd.	331,000	1,357,892	947,063	0.5
Construction and industrial machinery
Makino Milling Machine Co., Ltd.	71,000	741,029	329,868	0.2
Industrial machinery
NS Tool Co., Ltd.	7,300	390,403	212,227	0.1
Industrial cutting tools
O-M Ltd.	274,000	1,393,994	1,431,823	0.8
Automatic packaging equipment
Sanyo Denki Co., Ltd.	50,000	355,555	189,981	0.1
Small precision motors
Taiho Kogyo Co., Ltd.	133,400	1,883,247	1,340,198	0.8
Metal forgings
Yuken Kogyo Co., Ltd.	545,000	1,971,261	1,353,788	0.8
Hydraulic equipment
Total Machinery and Machine Tools		12,129,450	8,175,526	4.6

Miscellaneous Manufacturing
Alfresa Holdings Corporation	18,300	1,281,143	1,200,414	0.7
Medical related products
Dainichi Co., Ltd.	23,100	228,490	120,500	0.1
Oil heating equipment

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

    SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Fujimi Incorporated	97,500	$2,184,294	$1,400,225	0.8
Silicon wafer polishing materials
Furuno Electric Co., Ltd.	171,200	2,283,089	2,003,463	1.1
Marine equipment
Japan Digital Laboratory Co., Ltd.	86,500	1,097,518	1,065,583	0.6
Computers for accounting and financial use
Kansai Paint Co., Ltd.	77,000	505,616	491,633	0.3
Paint
Mani, Inc.	29,100	1,279,364	1,815,152	1.0
Medical goods and equipment
Nippon Paper Group, Inc.	515	1,426,258	1,487,741	0.8
Paper and pulp
Tokai Rubber Industries, Ltd.	219,700	3,610,492	2,471,991	1.4
Rubber and plastic products
Toyo Tanso Co., Ltd.	6,600	518,269	403,790	0.3
Carbon and graphite
Ushio Inc.	85,300	1,728,960	1,305,848	0.7
Lighting equipment
Total Miscellaneous Manufacturing		16,143,493	13,766,340	7.8

Oil and Gas
AOC Holdings, Inc.	118,700	1,761,433	1,246,025	0.7
Refines crude oil, natural gas and minerals

Real Estate and Warehouse
Daibiru Corporation	319,100	3,192,891	3,038,488	1.7
Leases office buildings, apartments and hotels
Sekisui Chemical Co., Ltd.	431,000	2,861,895	2,700,317	1.5
Prefabricated residential housing
Total Real Estate and Warehouse		6,054,786	5,738,805	3.2

Restaurants
Hiday Hidaka Corp	247,400	2,187,821	1,921,023	1.1
Chinese restaurant chain

Retail
Cawachi Limited	134,300	3,495,514	2,872,694	1.6
Drug store chain
Cocokara Fine Holdings Inc.†	94,410	1,865,163	1,433,152	0.8
Drug store chain
Felissimo Corporation	100,000	2,450,254	1,886,011	1.1
Catalog shopping

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

    SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
IK Co., Ltd.	419	$476,582	$134,919	0.1
Used motorcycles dealer
Nishimatsuya Chain Co., Ltd.	139,400	1,751,130	1,252,990	0.7
Apparel chain
Nitori Co., Ltd.	25,850	1,404,082	1,445,954	0.8
Furniture store chain
Shimachu Co., Ltd.	9,700	232,587	235,149	0.1
Furniture store chain
Shimamura Co., Ltd.	12,700	1,161,295	717,402	0.4
Clothing chain
Sugi Holdings Co., Ltd.	58,600	1,453,994	1,703,629	1.0
Drug store chain
Village Vanguard Co., Ltd.	334	2,140,396	1,628,594	0.9
Books, cd’s, videos and office supplies
Yaoko Co., Ltd.	38,600	945,810	1,342,362	0.8
Supermarkets
Total Retail		17,376,807	14,652,856	8.3

Services
Aeon Delight Co., Ltd.	10,800	119,833	229,026	0.1
Building management
Asahi Net, Inc.	211,000	686,823	502,774	0.3
Internet access
EPS Co., Ltd.	570	2,580,067	2,160,541	1.2
Clinical testing
Fuyo General Lease Co., Ltd.	78,100	2,259,901	2,342,389	1.3
Machinery leasing
Kyoritsu Maintenance Co., Ltd.	35,200	652,942	610,766	0.3
Student dormitories
Meiko Network Japan Co., Ltd.	497,900	2,847,349	2,102,545	1.2
Private schools and academic tutoring
Moshi Moshi Hotline, Inc.	155,350	4,027,897	4,216,224	2.4
Marketing
NEC Networks & System Integration Corporation	159,100	1,977,171	2,090,205	1.2
Communication systems
Nippo Corporation	152,000	1,169,398	811,077	0.5
Heavy construction
Nissay Dowa General Insurance Company, Limited	442,000	2,524,908	2,334,128	1.3
Automobile, fire, accident, and marine insurance
OBIC Co., Ltd.	19,500	3,449,034	3,480,381	2.0
Computer system integration

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

    SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Relo Holdings, Inc.	48,500	$1,001,726	$426,124	0.2
Housing maintenance
Taihei Dengyo Kaisha, Ltd.	109,000	977,883	890,492	0.5
Chemical plant engineering
Toppan Forms Co., Ltd.	62,500	723,105	756,705	0.4
Business form printing
Totetsu Kogyo Co., Ltd.	91,000	583,927	473,021	0.3
Civil engineering work
Yahagi Construction Co., Ltd.	188,000	1,040,206	835,402	0.5
General contractor
Total Services		26,622,170	24,261,800	13.7

Telecommunications
Daimei Telecom Engineering Corp	165,000	1,734,115	1,294,862	0.7
Wire installations and related works
Jupiter Telecommunications Co., Ltd.	7,536	5,726,332	5,761,457	3.3
Cable television broadcasting
Total Telecommunications		7,460,447	7,056,319	4.0

Textiles and Apparel
Workman Co., Ltd.	179,600	1,952,032	2,131,506	1.2
Uniforms

Transportation
Alps Logistics Co., Ltd.	108,900	1,182,374	1,205,269	0.7
Trucking
Iino Kaiun Kaisha, Ltd.	127,400	1,145,432	988,069	0.5
Oil tankers
Kintetsu World Express Inc.	13,700	365,296	251,199	0.1
Distribution services
Senko Co., Ltd.	437,000	1,530,192	1,628,272	0.9
Trucking and warehousing
Total Transportation		4,223,294	4,072,809	2.2

Wholesale
Hitachi High-Technologies Corporation	118,300	2,496,543	2,209,384	1.2
Electronic components
Kondotec, Inc.	243,300	1,942,212	1,334,071	0.8
Construction materials

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2008

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Nagase & Company, Ltd.	159,000	$2,028,621	$1,521,321	0.9
Dyestuff
Ryoden Trading Company, Ltd.	242,000	1,814,081	1,462,754	0.8
Electronic components
Total Wholesale		8,281,457	6,527,530	3.7
TOTAL INVESTMENTS IN EQUITY SECURITIES		$208,112,083	$177,178,621	99.8

INVESTMENTS IN FOREIGN CURRENCY	Principal
Hong Kong Shanghai Bank-Tokyo	Amount
Non-interest bearing account	JPY 50,715,031	$462,239	$466,581	0.3
TOTAL INVESTMENTS IN FOREIGN CURRENCY		462,239	466,581	0.3

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
Securities Lending Investment Fund, a series of the
Brown Brothers Investment Trust			$9,138,468	5.2
TOTAL INVESTMENTS		$208,574,322	$186,783,670	105.3
LIABILITIES IN EXCESS OF OTHER ASSETS LESS, NET .			(9,320,946)	(5.3)
NET ASSETS			$177,462,724	100.0

† Non-income producing security

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2008.

Japanese Yen	JPY	¥ 108.695 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2008

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$208,112,083—including investment
of cash collateral of securities loaned $9,138,468)	$186,317,089
Investments in foreign currency, at market value (cost—$462,239)	466,581
Receivable for investments sold	1,372,793
Receivable for dividends and interest, net of withholding taxes	156,919
Prepaid expenses	27,386
Securities lending interest receivable, net	6,638
Cash and cash equivalents	170,663
Total Assets	188,518,069

LIABILITIES:
Payable for collateral for securities on loan	9,138,468
Payable for investments purchased	1,528,141
Accrued management fees	143,351
Other accrued expenses	245,385
Total Liabilities	11,055,345

NET ASSETS:
Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	2,124,217
Paid-in capital	236,536,144
Accumulated net realized loss on investments and foreign currency transactions	(30,975,014)
Unrealized net depreciation on investments and foreign exchange	(30,927,630)
Accumulated net investment income	705,007
Net Assets	$177,462,724
Net asset value per share	$8.35

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2008

(Unaudited)

INCOME:
Dividend income (less $150,629 withholding taxes)	$2,001,214
Securities lending, net earnings	31,482
Interest income	3,674
Total Income		$2,036,370

EXPENSES:
Management fees	931,698
Custodian fees	135,600
Legal fees	78,250
Directors’ fees and expenses	59,964
Auditing and tax reporting fees	44,590
Shareholder reports	37,480
Annual meeting expenses	16,016
Registration fees	12,741
Miscellaneous fees	7,462
Transfer agency fees	4,552
Insurance	3,010
Total Expenses		1,331,363
INVESTMENT INCOME—NET		705,007

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments		(18,108,764)
Net realized loss on foreign exchange		(146,950)
Net realized loss on investments and foreign exchange		(18,255,714)
Change in net unrealized depreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency		(20,967,753)
Change in net unrealized appreciation on investments		15,056,939
Net realized and unrealized loss on investments and foreign exchange		(24,166,528)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(23,461,521)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	August 31, 2008	Ended
	(Unaudited)	February 29, 2008

FROM INVESTMENT ACTIVITIES:
Net investment income (loss)	$705,007	$(191,704)
Net realized loss on investments	(18,108,764)	(9,013,036)
Net realized gain (loss) on foreign exchange	(146,950)	199,083
Change in net unrealized depreciation on investments
and foreign exchange	(5,910,814)	(40,599,490)
Decrease in net assets derived from investment activities and
net decrease in net assets	(23,461,521)	(49,605,147)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0 and $ 0.0035 per shares, respectively)	0	(74,348)

Decrease in net assets	0	(74,348)

NET ASSETS:
Beginning of period	200,924,245	250,603,740
End of period (Including accumulated net investment
income of $705,007 in 2008)	$177,462,724	$200,924,245

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2008 (Unaudited)
1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 2008 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in—first out basis.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (7% effective 1/1/04 to 12/31/08) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

At February 29, 2008, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other
loss deferrals	$(12,676,896)
Unrealized depreciation on
investments	$(25,059,220)
Total accumulated deficit	$(37,736,116)

The tax character of distributions paid during the fiscal years ended February 29, 2008 and Feb-ruary 28, 2007 were as follows:

	February-08	February-07
Ordinary Income	$74,348	$1,127,165
Capital Gains	$0	$33,999,022

In accordance with U.S. Treasury regulations, the Fund has elected to defer $3,948,587 of net realized capital losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on March 1, 2008. The Fund has a capital loss carryfoward as of February 29, 2008 of approximately $8,728,309 all of which expires on February 28, 2016.

(e) Capital Account Reclassification — For the year ended February 29, 2008, the Fund’s accumulated net investment loss was decreased by $348,878, the accumulated net realized loss was increased by $199,083 and paid in capital was decreased by $149,795. This adjustment was primarily the result of the reclassification of foreign currency gains and the net operating loss. These differences were primarily due to the result of the reclassification of foreign currency gains, taxable over distributions and the net operating losses.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and ..50% of the Fund’s average weekly net assets in excess of $425 million.  Under the Management Agreement, the Fund accrued fees to the Manager of $931,698 for the six months ended August 31, 2008. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $431,576 for the six months ended August 31, 2008. At August 31, 2008, the fee payable to the Manager, by the Fund, was $143,351.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) earned no commissions on the execution of portfolio security transactions for the six months ended August 31, 2008. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director’s actual expenses related to attendance at meetings. Mr. Barker who had been designated by the Directors not affiliated with the Manager to serve as lead Di-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

rector, is paid an additional annual fee of $5,000. Such fees and expenses for unaffiliated Directors aggregated $59,964 for the six months ended August 31, 2008.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2008 were $82,228,191 and $80,399,190, respectively.

As of August 31, 2008, net unrealized depreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $30,933,462 of which $6,041,835 related to appreciated securities and $36,975,297 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $462,239, at August 31, 2008 for Federal income tax purposes was $208,112,083.

4. Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes.”

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2005-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

	For the Six
	Months Ended	For the Year Ended
	August 31, 2008	February 29,	February 28,		February 29,	February 28,
	(Unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.46	$11.80	$15.24	$11.59	$9.40	$5.74
Net investment income (loss)@	0.04	(0.01)	(0.03)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss)
on investments and foreign currency	(1.15)	(2.33)	(1.75)	4.14	2.25	3.69
Total from investment operations	(1.11)	(2.34)	(1.78)	4.09	2.19	3.66
Distributions from net realized capital gains	—	—	(1.66)	—	—	—
Fund Share Transactions
Dilutive effect of Rights Offering*	—	—	—	(0.22)	—	—
Offering costs charged to paid-in capital in
excess of par	—	—	—	(0.22)	—	—
Total Fund share transactions	—	—	—	(0.44)	—	—
Net asset value, end of period	$8.35	9.46	$11.80	$15.24	$11.59	$9.40
Market value, end of period	$8.28	8.97	$12.98	$15.75	$12.20	$10.79
Total investment return†	(7.7%)	(30.9)	(6.4%)	29.1%	13.1%	69.1%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$177,463	200,924	$250,604	$322,025	$183,717	$149,012
Operating expenses	1.36%**	1.31%	1.32%	1.32%	1.54%	1.47%
Net investment income (loss)	0.72%**	(0.08%)	(0.19%)	(0.37%)	(0.57%)	(0.41%)
Portfolio turnover	42%	51%	86%	81%	86%	28%

@ Based on average shares outstanding.
†Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
*Decrease is due to the Rights Offering.
**Annualized.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 21, 2008. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on July 30, 2008, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, and (iii) the profitability of the Agreements to the Manager and the Investment Adviser. The lndependent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by, and received materials from, their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 21, 2008, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.

lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese stocks. In connection with their presentation, the Manager and the Investment Advisor noted that the Fund outperformed its performance benchmark for the most recent quarter and for the period since the Firm’s inception but underperformed the benchmark for the most recent one-year and certain longer time

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements—Continued

periods. The information regarding comparative performance furnished to the Board indicated that the Fund’s performance ranked third of five funds (including the Fund) with similar investment objectives for the most recent one-year period and second of four funds (including the Fund) with similar investment objectives for the most recent three-year and five-year periods.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses to the Fund.

Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million. The Fund had net assets of approximately $175 million at August 21, 2008 (the date the Agreements were most recently considered).

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2009.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

JAPAN
Smaller Capitalization
Fund, Inc.

SEMI-ANNUAL REPORT

AUGUST 31, 2008

ITEM 2.  CODE OF ETHICS

 Not Applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not Applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not Applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable to this semi-annual report.

ITEM 8.  PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

2

ITEM 12.  EXHIBITS

(a) (1)	Code of Ethics for Principal Executive and Senior Financial Officers.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara
(Principal Executive Officer)

Date:  November 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  November 13, 2008

4